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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): June 25, 2002


                                SEACOR SMIT INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


          0-12289                                       13-3542736
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 (Commission File Number)                  (I.R.S. Employer Identification No.)


11200 RICHMOND AVENUE, SUITE 400
HOUSTON, TEXAS                                                   77082
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(Address of Principal Executive offices)                       (Zip Code)


                                 (713) 782-5990
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 4.    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

           On June 25, 2002, SEACOR SMIT Inc. (the "Company") dismissed Arthur Andersen LLP as its independent auditor, and engaged the firm of Ernst & Young LLP ("Ernst & Young") as its new independent auditor for 2002, effective immediately. The decision to dismiss Arthur Andersen LLP was approved by the Company's Audit Committee.

           The reports of Arthur Andersen LLP on the Company's financial statements for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

           During the years ended December 31, 2001 and December 31, 2000 and through June 25, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference thereto in its report on the financial statements for such periods.

           During the years ended December 31, 2001 and December 31, 2000 and through June 25, 2002, there have occurred none of the "reportable events" listed in Item 304(a)(1)(v) of Regulation S-K.

           During the years ended December 31, 2001 and December 31, 2000 and through June 25, 2002, the Company did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

           A letter from Arthur Andersen LLP is attached as Exhibit 16.1 to this Report.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)            Exhibits.

Exhibit No.    Exhibit
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  16.1         Letter dated June 26, 2002 from Arthur Andersen LLP to the
               Securities and Exchange Commission.


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SEACOR SMIT INC.

Date: June 28, 2002                          By: /s/ Randall Blank
                                                 ------------------------------
                                                 Randall Blank
                                                 Executive Vice President,
                                                 Chief Financial Officer and
                                                 Secretary












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
                                  EXHIBIT INDEX


Exhibit No.                                    Exhibit
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  16.1               Letter dated June 26, 2002 from Arthur Andersen LLP to the
                     Securities and Exchange Commission.

















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